Supplemental Information On Natural Gas and Oil Exploration, Development and Production Activities (Unaudited)	12 Months Ended
Oct. 31, 2011
Supplemental Information On Natural Gas and Oil Exploration, Development and Production Activities (Unaudited) [Text Block]

14.	Supplemental Information On Natural Gas and Oil Exploration, Development and Production Activities (Unaudited):

Standardized measure of discounted future net cash flows relating to proved oil and gas reserve quantities:

The following summarizes the policies we used in the preparation of the accompanying natural gas and oil reserve disclosures, standardized measures of discounted future net cash flows from proved natural gas and oil reserves and the reconciliations of standardized measures from year to year. The information disclosed, as prescribed by the Statement of Financial Accounting Standards No. 69 (ASC 932), is an attempt to present the information in a manner comparable with industry peers.

The information is based on estimates of proved reserves attributable to our interest in natural gas and oil properties as of October 31, 2011. These estimates were prepared by independent petroleum consultants. Proved reserves are estimated quantities of natural gas and crude oil which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

The standardized measure of discounted future net cash flows from production of proved reserves was developed as follows:

1.	Estimates are made of quantities of proved reserves and future periods during which they are expected to be produced based on year-end economic conditions.

2.	The estimated future cash flows are compiled by applying year-end prices of natural gas and oil relating to our proved reserves to the year-end quantities of those reserves.

3.	The future cash flows are reduced by estimated production costs, costs to develop and produce the proved reserves and abandonment costs, all based on year-end economic conditions.

4.	Future net cash flows are discounted to present value by applying a discount rate of 10%.

The standardized measure of discounted future net cash flows does not purport, nor should it be interpreted, to present the fair value of our natural gas and oil reserves. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs, and a discount factor more representative of the time value of money and the risks inherent in reserve estimates.

The standardized measure of discounted future net cash flows relating to proved natural gas and oil reserves is as follows:

USD$
Future cash inflows	16,940,866
Future production costs	(4,409,690)
Future development costs	(1,070,698)
Future net cash flows - undiscounted	11,460,478
10% annual discount for estimated timing of cash flows	(3,388,906)
Standardized measure of discounted future net cash flows	8,071,572

Year-end price per Mcf of natural gas used in making standardized measure determinations as of October 31, 2011 was $4.20. Year-end price per Bbl of oil used in making these same calculations was $108.74.

Estimated Net quantities of Natural Gas and Oil Reserves:

The following table sets forth our proved reserves, including changes, and proved developed reserves at the end of October 31, 2011.

		Natural	Crude Oil
	Crude Oil	Gas	Equivalents
	(MBbls)	(MMcf)	(MBbls)
Proved reserves:
Beginning of the year reserve	125.64	-	125.64
Adjustments of reserves in place	41.65	3.22	42.19
Productions	(11.54)	(3.22)	(12.04)
End of year reserves	155.79	-	155.79

Proved developed reserves:
Beginning of the year reserve	57.33	-	57.33
End of year reserves	68.07	-	68.07